UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 7, 2007
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27038 (Commission File Number)	94-3156479 (IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On August 7, 2007, Nuance Communications, Inc. (“Nuance”) entered into a purchase agreement by and among Citigroup Global Markets Inc. and Goldman, Sachs & Co. (the “Initial Purchasers”) and Nuance (the “Purchase Agreement”) to offer and sell $220 million aggregate principal amount of its 2.75% Convertible Debentures due 2027, plus up to an additional $30 million aggregate principal amount of such debentures at the option of the Initial Purchasers to cover over-allotments, if any, in a private placement to the Initial Purchasers for resale to qualified institutional buyers pursuant to the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Act”), afforded by Section 4(2) of the Act and Rule 144A under the Act.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement. A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 hereof is incorporated by reference into this Item 2.03.
Item 3.02 Unregistered Sales of Equity Securities.
The information contained in Item 1.01 hereof is incorporated by reference into this Item 3.02.
Item 8.01 Other Events.
On August 7, 2006, Nuance issued a press release with respect to its intention to offer unsecured senior convertible debentures due 2027. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
On August 8, 2006, Nuance also issued a press release with respect to the pricing of its offer and sale of $220 million aggregate principal amount of 2.75% Convertible Debentures due 2027, plus an additional aggregate principal amount of up to $30 million at the option of the Initial Purchasers. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
  (d) Exhibits
10.1	Purchase Agreement, dated as of August 7, 2007, by and among Nuance Communications, Inc., Citigroup Global Markets Inc. and Goldman, Sachs & Co.

99.1	Press Release dated August 7, 2007 by Nuance Communications, Inc. announcing its intention to offer unsecured senior convertible debentures due 2027.*

99.2	Press Release dated August 8, 2007 by Nuance Communications, Inc. announcing the pricing of its 2.75% Convertible Debentures due 2027.*

*	This exhibit is “furnished” as part of this Current Report on Form 8-K and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 if, and to the extent, such subsequent filing specifically references this exhibit.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: August 8, 2007	By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase Agreement, dated as of August 7, 2007, by and among Nuance Communications, Inc., Citigroup Global Markets Inc. and Goldman, Sachs & Co.

99.1	Press Release dated August 7, 2007 by Nuance Communications, Inc. announcing its intention to offer unsecured senior convertible debentures due 2027.

99.2	Press Release dated August 8, 2007 by Nuance Communications, Inc. announcing the pricing of its 2.75% Convertible Debentures due 2027.